EXHIBIT 99.2
February 11, 2019
Securities and Exchange Commission
Washington, D.C. 20549
Ladies and Gentlemen:
We are principal accountants for Bristow Group Inc. and, under the date of May 23, 2018, we reported on the consolidated financial statements of Bristow Group Inc. as of March 31, 2018 and 2017 and for each of the years in the three-year period ended March 31, 2018, and the effectiveness of internal control over financial reporting as of March 31, 2018. We have read Bristow Group Inc.’s statements included under Item 8.01 of its Form 8-K dated February 11, 2019, and we agree with such statements.
Very truly yours,
(Signed) KPMG LLP